                                                                  Exhibit 99
                       COCA-COLA ENTERPRISES INC.                Page 1 of 4
                CONSOLIDATED STATEMENTS OF OPERATIONS
             (Unaudited; In Millions Except Per Share Data)

                                                      Fourth Quarter
                                             ------------------------------
                                               1996      1995       Change
                                             -------    -------     -------
Net Operating Revenues                       $ 2,118    $ 1,643       29%
Cost of Sales                                  1,310      1,030       27%
                                             -------    -------
Gross Profit                                     808        613       32%
Selling, General and Administrative Expenses     696        533       31%
                                             -------    -------
Operating Income                                 112         80       40%
Interest Expense - Net                            98         82       20%
Other Nonoperating (Income) Deductions - Net      (1)         3
                                             -------    -------
Income (Loss) Before Income Taxes                 15         (5)     400%
Income Tax Expense (Benefit)                       6         (2)     400%
                                             -------    -------
Net Income (Loss)                                  9         (3)     400%
Preferred Stock Dividends                          2          -
                                             -------    -------
Net Income (Loss) Applicable to Common
  Share Owners                               $     7    $    (3)     333%
                                             =======    =======
Average Common Shares Outstanding                125        129      (3)%
                                             =======    =======
Net Income (Loss) Per Common Share (a)       $  0.06    $ (0.03)     300%
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   112    $    80       40%
  Depreciation                                   113         83       36%
  Amortization                                    62         71     (13)%
                                             -------    -------
Cash Operating Profit                        $   287    $   234       23%
                                             =======    =======

(a) Per share data calculated prior to rounding to millions

                                                                 Exhibit 99
                      COCA-COLA ENTERPRISES INC.                Page 2 of 4
                CONSOLIDATED STATEMENTS OF OPERATIONS
             (Unaudited; In Millions Except Per Share Data)

                                                       Full Year
                                             ------------------------------
                                             1996 (a)    1995 (b)   Change
                                             -------     -------    -------
Net Operating Revenues                       $ 7,921    $ 6,773       17%
Cost of Sales (c)                              4,896      4,267       15%
                                             -------    -------
Gross Profit                                   3,025      2,506       21%
Selling, General and Administrative Expenses   2,480      2,038       22%
                                             -------    -------
Operating Income                                 545        468       16%
Interest Expense - Net                           351        326        8%
Other Nonoperating Deductions - Net                -          6
Gain From Sale of Bottling Operations (d)          -         (9)
                                             -------    -------
Income Before Income Taxes                       194        145       34%
Income Tax Expense                                80         63       27%
                                             -------    -------
Net Income                                       114         82       39%
Preferred Stock Dividends                          8          2
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $   106    $    80       33%
                                             =======    =======
Average Common Shares Outstanding                125        129      (3)%
                                             =======    =======
Net Income Per Common Share (e)              $  0.85    $  0.62       37%
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   545    $   468       16%
  Depreciation                                   392        318       23%
  Amortization                                   235        211       11%
                                             -------    -------
Cash Operating Profit                        $ 1,172    $   997       18%
                                             =======    =======

(a) 1996 results include the acquisitions of the Ouachita Coca-Cola Bottling Company as of February 21, 1996; Coca-Cola Beverages S.A., Coca-Cola Production S.A., and S.A. Beverages Sales Holding N.V. (collectively French and Belgian bottling operations) as of July 26, 1996; and Coca-Cola Bottling Company West, Inc. and Grand Forks Coca-Cola
    Bottling Co. (collectively Coke West) as of August 12, 1996.

(b) 1995 results include the acquisition of the Wichita Coca-Cola Bottling Company from the date of acquisition on January 27, 1995.

(c) 1996 cost of sales includes a favorable $10 million (5 cents per common share after tax) supplier settlement.

(d) 1995 results include a $9 million gain on the sale of the Company's 50 percent ownership interest in The Coca-Cola Bottling Company of the Mid South (4 cents per common share after tax).

(e) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                           (In Millions)

                                             December  31,     December 31,
                                                 1996              1995
                                             -------------     ------------
                                              (Unaudited)
ASSETS
Current Assets                                  $ 1,319         $   982
Property, Plant and Equipment - Net               2,812           2,158
Franchise and Other Noncurrent Assets             7,103           5,924
                                                -------         -------
                                                $11,234         $ 9,064
                                                =======         =======
LIABILITES AND SHARE-OWNERS' EQUITY
Current Liabilites                              $ 1,690         $   859
Long-Term Debt                                    4,814           4,138
Other Long-Term Obligations                         699             600
Deferred Income Taxes                             2,481           2,032
Share-Owners' Equity                              1,550           1,435
                                                -------         -------
                                                $11,234         $ 9,064
                                                =======         =======

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information              Page 4 of 4
                              (Unaudited)



                                             Fourth-Quarter     Full-Year
                                                  1996            1996
                                                 Change          Change
                                             --------------     ---------

Cash Operating Profit
  Reported                                          23%             18%
  Comparable (a)                                    12%             10%

Volume
  Bottle/Can Physical Case
    Reported                                        24%         14 1/2%
    Constant Territory                               4%          5 1/2%
      Domestic                                   3 1/2%              6%
      International                              6 1/2%              2%
  Fountain Gallons
    Reported                                    19 1/2%         12 1/2%
    Constant Territory                           2 1/2%              5%

Net Revenues Per Case - Bottle/Can
    Reported                                         4%              3%
    Domestic                                       1/2%          1 1/2%

Cost of Sales Per Case - Bottle/Can
    Reported                                     2 1/2%              1%
    Domestic (b)                               (3 1/2)%            (1)%


                                    Fourth-Quarter             Full-Year
    Earnings Per Share         -----------------------  ----------------------
      Reconciliation             1996    1995   Change   1996    1995   Change
-----------------------------  -------  ------  ------  ------  ------  ------

Reported Earnings Per Share     $0.06   $(0.03)    N/M    $0.85   $0.62    37%
Adjusted Earnings Per Share (c)   N/A      N/A     N/A    $0.80   $0.58    38%


--------------------------------------------

(a) Comparable change reflects adjustments for certain acquisitions and one-time benefits, as considered appropriate, to identify underlying business trends.

(b) 1996 bottle and can cost of sales per case excludes a favorable first-quarter 1996 $10 million (5 cents per common share after tax) supplier settlement.

(c) Adjusted earnings per share results exclude a favorable first-quarter 1996 $10 million (5 cents per common share after tax) supplier settlement and the first-quarter 1995 gain of $9 million (4 cents per common share after tax) on the sale of the Company's interest in The Coca-Cola Bottling Company of Mid South.